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                                 EMPLOYMENT AGREEMENT


    Agreement (this "Agreement") made as of September 16, 1996 by and between QUALITY FOOD CENTERS, INC., a Washington corporation (the "Company"), and Christopher A. Sinclair ("Executive").

                                   R E C I T A L S:

    1. The Company desires to employ Executive to further the business purposes of the Company; and

    2. Executive desires to be employed by the Company on the terms provided herein.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. EMPLOYMENT. The Company hereby employs Executive as its President and Chief Executive Officer, and Executive accepts such employment, upon the terms and conditions set forth in this Agreement, for the period beginning on the date hereof and ending as provided in Section 5 hereof (the "Employment Period").

    2. POSITION AND DUTIES. During the Employment Period, Executive shall diligently and faithfully perform the duties of President and Chief Executive Officer of the Company and shall perform the attendant responsibilities thereto, as well as such other responsibilities as the board of directors of the Company (the "Board") may from time to time direct. Executive shall devote substantially all his business time and attention (except for permitted vacation periods and periods of illness or other incapacity) to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to Executive hereunder, shall use his reasonable best efforts to perform faithfully and efficiently such responsibilities. Executive shall report only to the Board. The parties hereby acknowledge that it is the present intention of the Company to adopt a holding company structure such that the Company would become a wholly-owned subsidiary of another corporation ("Holdco"), and the parties hereby agree that if such a holding company structure is adopted, this Agreement shall be assigned and transferred to Holdco in accordance with Section 10 hereof and, from and after the effective date of such assignment and transfer, (a) Executive shall diligently and faithfully perform the duties of President and Chief Executive Officer of Holdco and shall perform the attendant responsibilities thereto, as well as such other responsibilities as the board of directors of Holdco may from time to time direct, (b) Executive shall report only to the board of directors of Holdco, and (c) all references herein to Company shall be a reference to Holdco.

    3.   SALARY; BONUS; BENEFITS

    (a) SALARY. During the Employment Period, Executive's base salary (the "Salary") shall be not less than $600,000 per annum. The Salary shall be payable in regular installments in accordance with the general payroll practices of the Company. The Company's Compensation Committee shall review Executive's Salary hereunder from time to time, but not less frequently than each Company fiscal year and, in its discretion, may adjust such Salary in

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such amount as it deems appropriate for any future year of this Agreement;
provided, however, that the specified rate of Salary hereunder shall not be reduced below $600,000.

    (b) BONUS. Executive shall be eligible for an annual bonus ("Bonus") in addition to Salary, which Bonus shall be based on criteria established from time to time by the Company's Compensation Committee; provided, that a target Bonus (hereinafter a "Target Bonus") equal to fifty-percent (50%) of the Salary set forth in Section 3(a) hereof shall apply during the initial twelve (12) month period hereunder, and the Target Bonus for each subsequent twelve (12) month period hereunder (if and only if a Termination has not occurred prior to the beginning of such twelve (12) month period) shall be an amount equal to fifty percent (50%) of the Salary applicable to the immediately preceding twelve (12) month period hereunder; provided, further, that the actual amount of Bonus payable with respect to any twelve (12) month period hereunder shall be determined based on criteria established from time to time by the Company's Compensation Committee, and no Bonus shall be payable to Executive hereunder for any twelve (12) month period unless, and then only to the extent, the criteria established by the Compensation Committee for such period are actually met; provided, further, that in the event the Compensation Committee fails to establish Bonus criteria applicable to any twelve (12) month period hereunder, then Executive shall be entitled to a Bonus for such twelve (12) month period in an amount equal to the lesser of (i) fifty percent (50%) of the Salary applicable to the immediately preceding twelve (12) month period hereunder, and
(ii) the amount of the Bonus actually paid to Executive for such immediately preceding twelve (12) month period.

    (c) BENEFITS. In addition to the Salary and other benefits expressly described herein, Executive shall be entitled during the Employment Period to participate in all benefit plans provided by the Company generally to senior executive officers of the Company (other than incentive compensation, bonus, deferred compensation or similar compensation plans, if any), including, but not limited to, such amount of paid vacation as is permitted for other senior executive officers of the Company.

    4.   STOCK OPTIONS.

         (a) INITIAL GRANT. Concurrently with the execution and delivery of this Agreement, Company has granted to Executive options (the "Initial Options") to purchase a total of 500,000 shares of the Company's common stock, $.001 par value per share ("Common Stock"), on the terms and conditions set forth in that certain Stock Option Agreement between Company and Executive, a copy of which is attached hereto as EXHIBIT A. As more particularly described in the Stock Option Agreement, Executive will vest in the Initial Options at such time as the market price for the Common Stock, as reported by the NASDAQ National Market System, meets or exceeds Forty Dollars ($40) per share for any consecutive ten
(10) trading day period subsequent to the date hereof (subject to immediate vesting in the event of a Termination which falls within the categories described in Section 5(c) hereof).

         (b) SUBSEQUENT GRANTS. On and as of each of the first and second anniversary of the date hereof during the term of this Agreement, if as of such date a Termination (as hereinafter defined) has not occurred, Company shall grant to Executive on such date additional options to purchase not less than that number of shares of the Company's Common Stock which is equal to the quotient of (i) the product of (A) the sum of the Salary plus Target Bonus applicable to the immediately preceding twelve (12) month period hereunder, multiplied by (B) three (3), divided by (ii) an amount equal to the greater of
(Y) the market price

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for the Common Stock, as reported by the NASDAQ National Market System, for the ten (10) trading day period immediately prior to the effective date of such grant, and (Z) the market price for the Common Stock, as reported by the NASDAQ National Market System for the effective date of such grant (or the last trading day immediately prior to the effective date of such grant if the effective date is not a trading day). Such options shall be granted on such terms and subject to such conditions as the Company's Compensation Committee shall establish in its discretion; provided, that (i) all such options shall be granted under either the Company's 1993 Executive Stock Option Plan and/or the Company's 1987 Incentive Stock Option Plan, (ii) Executive shall vest in such options ratably over the five (5) year period beginning on the applicable date of grant (subject to immediate vesting in the event of a Termination which falls within the categories described in Section 5(c) hereof), and (iii) such options shall expire ten (10) years after the applicable date of grant.

    5.   TERM.

    (a) The Employment Period shall commence on the date hereof and shall end on September 16, 1999 (the "Expiration Date"); provided that (i) the Employment Period shall terminate prior to the Expiration Date upon Executive's death, or the inability of Executive to perform his normal services to the Company required hereunder for a period of ninety (90) consecutive days due to a condition resulting from any physical or mental illness or disability (as reasonably determined by the Board in its good faith judgment), (ii) the Employment Period may be terminated by the Company at any time prior to the Expiration Date upon five (5) business days prior written notice for Cause (as defined below) or upon thirty (30) days prior written notice without Cause, and
(iii) the Employment Period may be terminated by Executive at any time prior to the Expiration Date upon thirty (30) days prior written notice, whether or not a Material Change of Duties or Change of Control (each as defined below) shall have occurred.

    (b) Upon termination of the Employment Period for any reason (any such event, a "Termination"), except as otherwise provided in Section 5(c) hereof, Executive shall not be entitled to receive Salary, Bonus or other amounts or benefits for periods after the termination of the Employment Period.

    (c) In the event the Employment Period is terminated (i) by Executive due to a Material Change of Duties, (ii) by the Company or Executive within ninety
(90) days after a Change of Control, or (iii) by the Company other than for Cause, then, except as otherwise herein provided, the following provisions shall apply:

         (1) the Company shall pay to Executive, to the extent not already paid to Executive, (A) payments equal to Executive's then current Salary, at the same times that installments of Salary would be due to Executive hereunder if the Employment Period had not been terminated, for a period beginning on the date of such Termination and ending on the Expiration Date (the "Severance Period"), and (B) the Target Bonus applicable to the twelve (12) month period in which such Termination occurs, within ninety (90) days after the effective date of such Termination (all such payments described in the preceding clauses (A) and (B) hereinafter "Severance Payments"); provided, that Company may in its sole discretion pay all Severance Payments in a single lump sum within thirty
(30) days after the effective date of such Termination; and


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         (2)  during the Severance Period, the Company shall continue to provide to Executive (at no cost to Executive other than the costs being borne by Executive immediately prior to Termination) all fringe benefits, including but not limited to, insurance, being provided or required to be provided to Executive at the time of Termination.

    Notwithstanding any provision of this Agreement to the contrary, the Company's obligation pursuant to this Section 5(c) to make the Severance Payments, if any, and to provide such benefits, if any, to Executive shall immediately terminate and be of no further force and effect from and after the date on which a breach of Section 7 or Section 8 hereof shall have occurred, and Executive shall not be entitled to any such Severance Payments and/or benefits from and after such date.

    (d) For purposes of this Agreement, "Cause" shall mean (i) repeated failure or refusal to carry out the reasonable directions of the Board (or the board of directors of Holdco, as the case may be) consistent with Executive's duties as an officer and employee of the Company and/or Holdco, as the case may be, (ii) a material act or omission involving willful misconduct or gross negligence in the performance of Executive's duties, (iii) conviction of a felony which could reasonably cause, in the determination of the Board (or the board of directors of Holdco, as the case may be), substantial damage to the business, assets, or reputation of the Company, Holdco and/or any of their subsidiaries, (iv) the violation of any statutory or common law duty of loyalty to the Company, Holdco and/or any of their subsidiaries, or (v) violation of
Section 7 or Section 8 of this Agreement.

    (e) For purposes of this Agreement "Material Change of Duties" shall mean the assignment of Executive to duties and responsibilities that are substantially inconsistent with his authority, duties and responsibilities as President and Chief Executive Officer of the Company or Holdco, as the case may be, and that are normally assigned to an employee of lesser rank, regardless of whether such assignment is accompanied by a change in title or reporting responsibility.

    (f) For purposes of this Agreement, "Change of Control" shall have occurred at such time as a majority of the Board (which term shall for the purposes of this Section 5(f) shall be deemed to include a reference to the board of directors of Holdco, if and when applicable) do not constitute "Continuing Directors", as such term is defined in the Articles of Incorporation of the Company in effect as of the date hereof (applying the principles of such term to the board of directors of Holdco if and when applicable).

    6. EXPENSES. During the Employment Period, the Company shall reimburse Executive for all business travel and expenses reasonably necessary and appropriate for the performance of his duties hereunder, provided that Executive submits receipts or other expense records to the Company in accordance with the general reimbursement policy then in effect for executives and other employees of the Company.

    7. CONFIDENTIALITY. Executive acknowledges and agrees that, as a result of the performance of his duties hereunder and his performance of duties prior to the date hereof, he has and/or will develop, make use of, acquire and have access to knowledge of a special, unique, non-public or proprietary nature relating to the Company, including, without limitation, pricing and marketing strategy and customer and supplier lists and information (collectively, "Confidential Information") and that such Confidential Information constitutes valuable, special

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and unique property to the Company.  As a material inducement to the Company's entering into this Agreement, Executive covenants and agrees that he will not, at any time during or after the term of this Agreement, directly or indirectly, use, divulge or disclose (other than as required by law), in any manner or for any purpose whatsoever, any Confidential Information, other than for the sole benefit of the Company. Executive shall use his best efforts to take all measures necessary to prevent any person from directly or indirectly using, divulging or disclosing such Confidential Information.

    Executive shall, upon termination of the Employment Period for any reason, immediately surrender and turn over to the Company any and all books, reports, accounts, records, correspondence and other information constituting or incorporating Confidential Information that are in his possession, without retaining any copy, summary or extract thereof on any storage medium whatsoever.


    8.   COVENANTS NOT TO COMPETE.

         (a) As a material inducement to the Company's entering into this Agreement, Executive hereby covenants and agrees that, during the Covenant Period (as defined below), he shall not, directly or indirectly:

              (i) engage in, or have any interest in any person, firm, corporation, partnership or business that engages in, any business which is competitive with any business in which (A) the Company is engaged at any time during the Employment Period and (B) Executive is directly involved in the performance of his duties hereunder;

              (ii) divert or attempt to divert or take advantage of or attempt to take advantage of any business or opportunities of any type whatsoever which are similar to the business of the Company or the opportunities in which the Company is engaged during the Employment Period;

              (iii) solicit or attempt to solicit any existing or future customers, clients or suppliers of the Company, except to the extent that such solicitation or attempted solicitation concerns business activities which are unrelated to any and all businesses and/or opportunities in which the Company is engaged at any time during the Employment Period; or

              (iv) induce or attempt to induce any employee of the Company to leave or terminate such employment (collectively, such restrictions shall hereinafter be referred to as the "Covenants Not To Compete").

    As used herein, the term "Covenant Period" shall mean the period beginning on the date hereof and ending (xx) in the event of a Termination which does not fall within the categories described in Section 5(c) hereof, twenty-four (24) months after the date of such Termination, and (yy) in the event of a Termination which falls within the categories described in Section 5(c) hereof or if no Termination occurs prior to the Expiration Date, twenty-four (24) months after the Expiration Date.


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    (b)  The Covenants Not To Compete shall in no way restrict the right of
Executive to own, in the aggregate, not more than five percent (5%) of the equity securities of any corporation whose equity securities are listed on a national securities exchange or regularly traded in the over-the-counter market and for which quotations are available on the NASDAQ System. Any holding acquired in reliance on the provisions of this Section 7(b) and in compliance with the limitations hereof shall not be deemed to be in violation of the Covenants Not To Compete if subsequent to its acquisition any such equity securities are no longer listed on a national securities exchange or no longer regularly traded in the over-the-counter market and quoted on the NASDAQ System.

    (c) If, in any judicial proceeding, a court shall refuse to enforce the Covenants Not To Compete, or any portion thereof, because the term is too long, all parties hereto expressly understand and agree that for the purpose of such proceeding, such term shall be deemed reduced to the extent necessary to permit the enforcement of the Covenants Not To Compete.

    (d) If, in any judicial proceeding, a court shall refuse to enforce the Covenants Not To Compete, or any portion thereof, because it is more extensive (whether as to geographic area, scope of business or otherwise) than necessary to effectuate the purpose of this Agreement, all parties expressly understand and agree that for the purposes of such proceeding, such limitation shall be deemed reduced to the extent necessary to permit the enforcement of the Covenants Not To Compete.

    9. ATTORNEY'S FEES. In the event of a lawsuit or other proceeding to enforce the terms hereof, the other party or parties hereto shall reimburse the prevailing party upon demand for attorney's fees and disbursements reasonably incurred by such prevailing party in connection with such lawsuit or proceeding, as well as all associated court costs.

    10. ASSIGNMENT. No party to this Agreement may assign or transfer any obligation hereunder without the written consent of the other parties; provided, that Company may assign and transfer all of its rights and obligations hereunder to an entity which owns, as of the date of such assignment and transfer, one hundred percent (100%) of the issued and outstanding capital stock of the Company, and, from and after the effective date of such assignment and transfer, any reference herein to Company shall from and after the effective date of such assignment and transfer be a reference to such entity. Subject to the foregoing, this Agreement shall inure to the benefit of and shall be binding upon the parties and their respective heirs, successors and assigns.

    11. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

    12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

    13. CAPTIONS. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize


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or in any way affect any provision of this Agreement, and all provisions of this
Agreement will be enforced and construed as if no caption had been used in this Agreement.

    14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Washington, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Washington or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Washington; provided, that if at any time the rights and obligations of Company under this Agreement are assigned and transferred in accordance with the terms hereof to a corporation incorporated under, or if prior to any such assignment the Company is re-incorporated under, the laws of a State other than the State of Washington (hereinafter the "Assignee State"), this Agreement shall, from and after the effective date of such assignment and transfer (or re-incorporation, as the case may be), be governed by the domestic laws of such Assignee State, without giving effect to any choice of law or conflict of law provision or rule (whether of such Assignee State or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than such Assignee State.

    15. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid), telecopied to the recipient (with hard copy to follow) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid; provided, however, that if any such notice is received other than on a regular business day before 4:00 p.m., such notice will be deemed given as of the next succeeding regular business day. Such notices, demands and other communications shall be sent to the Executive and the Company at the addresses indicated below:

    NOTICES TO THE COMPANY:

    Quality Food Centers, Inc.
    10112 N.E. 10th Street
    Bellevue, Washington  98009
    Attn: Stuart M. Sloan, Chairman and Chief Executive Officer
    Facsimile No.: (206) 462-2162

    with a copy to:

    Zell/Chilmark Fund, L.P.
    Two North Riverside Plaza
    Suite 600
    Chicago, Illinois 60606
    Attn: Sheli Z. Rosenberg
    Facsimile No.: 312-454-0531


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    NOTICES TO THE EXECUTIVE:

    Christopher A. Sinclair
    565 Stanwich Road
    Greenwich, Connecticut  06831
    Facsimile No.: (203) 629-2360

    with a copy to:

    Mike Harris
    Ivey, Barnum & O'Mara, LLC
    170 Mason Street
    Greenwich, Connecticut  06830-6692
    Facsimile No.: (203) 661-9462

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

    16. COMPLETE AGREEMENT. This Agreement constitutes the complete agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

    17. SURVIVAL. Sections 5, 7, 8 and 9 of this Agreement shall survive and continue in full force and effect in accordance with their terms notwithstanding any termination of this Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                  QUALITY FOOD CENTERS, INC.


                                  /s/ Stuart M. Sloan
                                  ___________________________
                                  By:  Stuart M. Sloan
                                  Its:  Chairman



                                  EXECUTIVE


                                  /s/ Christopher A. Sinclair
                                  ___________________________
                                  Christopher A. Sinclair


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